Certification Pursuant to 18 USC, Section 1350, as Adopted Pursuant to Sections
302 and 906 of the Sarbanes-Oxley Act of 2002 In connection with the Quarterly
Report of Tekron, Inc.(Company) on Form 10-QSB/A for the quarter ended December
31, 2002 (Report), as filed with the Securities and Exchange Commission, on the date hereof, I, Luigi Brun, Chief Executive Officer and Chief Financial Officer
of the Company, certify to the best of my knowledge, pursuant to 18 USC 1350, as adopted pursuant to Section 302 and promulgated as 18 USC 1350 pursuant to
Section 906 of the Sarbanes- Oxley Act of 2002, that:

        1)   The Report referenced above has been read and reviewed by the undersigned.

        2)   The Report fully complies with the requirements of Section 13(a) or
             15(d) of the Securities Exchange Act of 1934.

        3)   The Report referenced above does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to makes the statements made, in light of the circumstances under which such statements were made, not misleading.

        4)   I acknowledge that the management of the Company is solely responsible for the fair presentation in the financial statements of the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

Based upon my knowledge, the financial statements, and other such financial information included in the report, fairly present the financial condition and results of operations of Tekron, Inc. as of and for the period ended December
31, 2002. In my opinion, the accompanying interim financial statements, prepared in accordance with the instructions for Form 10-QSB, are unaudited and contain all material adjustments, consisting only of normal recurring adjustments necessary to present fairly the financial condition, results of operations and cash flows of the Company for the respective interim periods presented. The current period results of operations are not necessarily indicative of results which ultimately will be reported for the full fiscal year ending March 31,
2003.

Additionally, I acknowledge that the Company's Board of Directors and Management are solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company's system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

/s/ Luigi Brun
--------------
    Luigi Brun
    Chief Executive Officer and
    Chief Financial Officer

Dated: February 14, 2003